UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

23andMe Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on March 23, 2025, 23andMe Holding Co., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”).

On July 14, 2025, in connection with the consummation of the Transaction (as defined below), the Debtors repaid in full all outstanding indebtedness and terminated all commitments and obligations under that certain Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement (as amended, restated, supplemented or otherwise modified and in effect prior to the date hereof) with JMB Capital Partners Lending, LLC.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 8.01 of this Current Report on Form 8-K related to the Transaction is incorporated by reference into this Item 2.01.

Item 8.01	Other Events

As previously disclosed, on June 13, 2025, the Debtors and TTAM Research Institute, a California nonprofit public benefit corporation (“TTAM”), entered into the Asset Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect prior to the date hereof, the “TTAM Asset Purchase Agreement”). TTAM is an affiliate of Anne Wojcicki, the Company’s co-founder, former chief executive officer, and current member of the Company’s Board of Directors. Pursuant to the TTAM Asset Purchase Agreement, TTAM agreed to acquire substantially all of the Debtors’ assets, including all of the properties, rights, title, interests and other tangible intangible assets that the Debtors own or possess (the “Assets”), excluding the Excluded Assets (as defined in the TTAM Asset Purchase Agreement), free and clear of liens, claims, encumbrances, and other interests other than certain permitted encumbrances, to assume certain specified liabilities of the Debtors, and to pay amounts necessary to cure defaults (subject to an agreed cap), if any, under contracts to be assumed and assigned to TTAM (such assumed liabilities and cure payments, the “Liabilities”). TTAM agreed to acquire the Assets for a total purchase price of $305.0 million in cash, in addition to the assumption and payment of the Liabilities, subject to the terms and conditions set forth in the TTAM Asset Purchase Agreement (such transaction contemplated by the TTAM Asset Purchase Agreement, the “Transaction”). In addition, TTAM agreed to serve as a stalking horse sponsor of a chapter 11 plan to acquire the Company’s telehealth services business that provides medical care, pharmacy fulfillment, and the lab and test ordering services operated by Lemonaid Health, Inc. (the “Excluded Business”) for an aggregate purchase price of $2.5 million.The Excluded Assets comprise primarily of the assets of the Excluded Business.

As previously disclosed, on June 13, 2025, the Debtors filed the Notice of Winning Bidder with Respect to the Final Proposal Procedures to Acquire the Debtors’ Assets with the Court.

As previously disclosed, on June 27, 2025, the Court entered an order (the “Order”) (i) authorizing and approving the Company’s entry into the TTAM Asset Purchase Agreement, pursuant to which TTAM agreed to acquire the Assets, excluding the Excluded Assets and (ii) granting related relief.

On July 14, 2025, the Company and TTAM consummated the Transaction. The financial impact to the Company of the Transaction will be reflected in the monthly operating reports of the Company commencing with the monthly report for the month of July 2025.

The Chapter 11 Cases remain pending, and the Company expects to provide additional information regarding the distribution of proceeds from the Transaction, if any, at a subsequent date.

A copy of the press release announcing the consummation of the Transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases, including the TTAM Asset Purchase Agreement, can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company cannot assure investors of the liquidity of an active trading market, the ability to sell shares of the Common Stock when desired, or the prices that an investor may obtain for the shares of the Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, included or incorporated in this document are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; whether the Company will emerge, in whole or in part, from the Chapter 11 Cases as a going concern; trading price and volatility of the Common Stock; and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market, whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market, and whether quotes for the Common Stock will continue on this market in the future. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this document and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company dated July 14, 2025

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

Date: July 14, 2025	By:	/s/ Joseph Selsavage
	Name:	Joseph Selsavage
	Title:	Interim Chief Executive Officer, and Chief Financial and Accounting Officer